MERRILL LYNCH SERIES FUND, INC.

                     Supplement dated January 8, 2001 to the
             Statement of Additional Information dated April 4, 2000


         Effective today, the Balanced Portfolio, the Capital Stock Portfolio, the Global Strategy Portfolio and the Multiple Strategy Portfolio may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "Exchange") which represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component stocks of the Standard & Poor's 500 Stock Index (the "S&P 500 Index"). SPDRs are listed on the Exchange and traded in the secondary market on a per-SPDR basis.

         SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. The value of SPDRs is subject to change as the values of its component common stocks fluctuate according to the volatility of the market. Investments in SPDRs involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by a Portfolio. Moreover, a Portfolio's investment in SPDRs may not exactly match the performance of a direct investment in the component common stocks of the S&P 500 Index. Additionally, the investment trust may not fully replicate the performance of the S&P 500 Index due to the temporary unavailability of certain index securities in the secondary market or due to other extraordinary circumstances, such as discrepancies between the investment trust and the S&P 500 Index with respect to the weighting of securities or the number of, for example, larger capitalized stocks held by the S&P 500 Index and the investment trust.